Preferred and Common Stock - Additional Information (Details) (Series D Redeemable Convertible Preferred Stock)	12 Months Ended
Dec. 31, 2014
Series D Redeemable Convertible Preferred Stock
Convertible preferred stock - terms of conversion	The Series D Preferred Stock will mandatorily convert into shares of common stock 30 months after issuance at a price per share of common stock equal to $10.00. The holder of the preferred stock shall have the right to convert the shares of preferred stock into common stock prior to the scheduled maturity dates at a price of $7.00 per share of common stock. The preferred stock does not have any voting rights. Navios Acquisition is obligated to redeem the Series D Preferred Stock (or converted common shares) at holder's option exercisable beginning on 18 months after issuance, at par payable at up to 12 equal quarterly installments.